SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12

BLUE COAT SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

The following Employee FAQ was posted on the Blue Coat System, Inc. intranet on December 9, 2011:

Q1. What did Blue Coat announce today?

We announced that Blue Coat has signed a definitive agreement to be acquired by investors affiliated with the private equity firm Thoma Bravo. Blue Coat will, at the transaction’s close, cease to be a publicly-traded company but will continue to serve our key markets: security and WAN optimization.

Q2. Why did the Board of Directors agree to take the company private?

The Board of Directors, with Greg’s involvement and support, agreed to take the company private for several reasons. The Board engaged in a comprehensive review of all strategic options available and, after completing an extensive evaluation with our independent advisors, determined that the agreement with Thoma Bravo provides an attractive all-cash valuation to Blue Coat’s shareholders. And, as a privately held company, Blue Coat will have much more freedom to focus on long-term strategic planning without the burden of publicly reporting short-term results.

Q3. Greg said he came to Blue Coat to be the CEO of a public company—does that mean he’ll leave?

No, Greg has no plans to leave Blue Coat. He still considers our opportunity tremendous and a challenge for him personally.

Q4. Does Blue Coat plan to continue to participate in the Web security, WAN optimization and carrier caching markets?

Yes, our market focus remains unchanged.

Q5. Will Blue Coat continue to offer all of its current products?

Yes, we plan on maintaining all of our current product families.

Q6. Will the company operate differently?

Blue Coat will continue to operate normally through the close of the transaction. Everyone should continue to do their jobs as usual.

Q7. What happens next?

Blue Coat’s Board has approved the merger agreement and will recommend that it be adopted at a special shareholders meeting to be held in early 2012. Assuming the transaction is approved by the Blue Coat shareholders and the other conditions to the merger are satisfied, the merger will be completed and Blue Coat will become a private company. BCSI stock will be delisted from the NASDAQ, and there will be no further public trading.

Q8. What will happen to employee-owned stock and equity awards?

Upon the close of the transaction, all stock options, whether or not vested, will convert into the right to receive a cash payment equal to the spread between $25.81 and the option strike price, with respect to options. All RSUs and restricted shares, whether or not vested, will convert into the right to receive $25.81 per share. All payments will be subject to applicable taxes and withholding. Employees will be entitled to receive $25.81 for any shares they have acquired through the Employee Stock Purchase Plan (ESPP). Additional details will be provided at a later date.

Q9. Once Blue Coat is private, will it continue to offer stock options?

We have not yet discussed the details of any equity compensation arrangements with Thoma Bravo.

Q10. What does this mean to employees?

Blue Coat will continue to operate as an independent company. Many of our processes and programs will continue unchanged, including payroll/pay-periods, vacation allowances, benefits, base salaries, target cash incentive levels employee incentive program, MBO and commission incentive targets, and employee referral program.

Q11. Can employees sell stock?

The sale of stock by employees will continue to be governed by our Insider Trading Policy. We anticipate opening the window on Tuesday for employees that previously were blocked from trading solely as a result of their knowledge of the negotiations with respect to a possible transaction.

Q12. What will happen to Blue Coat’s Employee Stock Purchase Plan (ESPP)?

The ESPP will terminate at the end of the current Offering Period or earlier, depending on when the transaction closes, at which time a final purchase of shares will be made. Employees will be entitled to receive $25.81 for all shares purchased under the current Offering Period.

Q13. Who is Thoma Bravo? What are their other investments/holdings?

Thoma Bravo is one of the most experienced and successful private equity firms in the U.S. Their investment strategy is based on the concept of “industry consolidation” or “buy and build” investing which creates value not only through operational improvements and internal expansion, but also through strategic use of acquisitions to accelerate earnings growth. Their investment process involves identifying and becoming deeply knowledgeable about industry sectors which are fragmented and consolidating, and then investing in, businesses in those sectors that can grow both organically and by acquiring and integrating similar businesses. To learn about one company’s experience partnering with Thoma Bravo, read the October 2011 CRN article featuring SonicWall.

Q14. What does the announcement mean to channel partners and end-customers?

Customers and partners are not likely to experience anything at all different. If anything, we believe that customers and partners will experience interactions with employees who are more enthusiastic and energized about the future and direction of the company. Our partnership with Thoma Bravo will assist Blue Coat in more aggressively realizing the opportunities in its two markets, by providing a platform that enables us greater focus on the business and supports the future growth of the company.

Q15. Where can we learn more about today’s announcement?

All employees are invited to participate in today’s All Hands meeting, beginning at 9 a.m. Pacific Time in Café 410 (Sunnyvale) and via AT&T conference call. To join the call, dial:

•	US - (866) 320-4707

•	International - (651) 291-3820

Enter access code 228609 when prompted. All phones will be in listen-only mode until the moderator opens up the Q&A portion of the call.

If you are unable to participate live, this call will be recorded and made available for one week. As a reminder, the call-in details, as well as all content shared during the meeting, is Blue Coat Confidential—Internal Use Only.

Q16. How should employees handle calls/questions from the media (newspapers, television, radio, etc.) regarding the acquisition?

In keeping with Blue Coat’s standard policy, employees should not respond directly to questions from the media and analysts. Instead, please refer all questions and information requests from the media to Steve Schick at 408-220-2076.

Information regarding the solicitation of proxies

In connection with the proposed transaction, Blue Coat will file a proxy statement and relevant documents concerning the proposed transaction with the SEC relating to the solicitation of proxies to vote at a special meeting of stockholders to be called to approve the proposed transaction. The definitive proxy statement will be mailed to the stockholders of the company in advance of the special meeting. Shareholders of Blue Coat are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about Blue Coat and the proposed transaction. Shareholders may obtain a free copy of the proxy statement and any other relevant documents filed by Blue Coat with the SEC (when available) at the SEC’s Web site at www.sec.gov. In addition, shareholders may obtain free copies of the documents filed with the SEC by Blue Coat by contacting Blue Coat Investor Relations by e-mail at jane.underwood@bluecoat.com or by phone at 408-541-3015.

Blue Coat and its directors and certain executive officers may be deemed to be participants in the solicitation of proxies from Blue Coat shareholders in respect of the proposed transaction. Information about the directors and executive officers of Blue Coat and their respective interests in Blue Coat by security holdings or otherwise is set forth in its proxy statements and Annual Reports on Form 10-K, previously filed with the SEC. Investors may obtain additional information regarding the interest of the participants by reading the proxy statement regarding the acquisition when it becomes available. Each of these documents is, or will be, available for free at the SEC’s Web site at www.sec.gov and at the Blue Coat Investor Relations Web site at: www.bluecoat.com/company/corporate-investor.

Cautionary statement regarding forward-looking statements

This document contains forward-looking statements within the meaning of that term in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding benefits of the proposed transaction, future performance, and the completion of the transaction. These statements are based on the current expectations of management of Blue Coat, involve certain risks, uncertainties, and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document. For example, among other things, conditions to the closing of the transaction may not be satisfied and the transaction may involve unexpected costs, liabilities, or delays, any of which could cause the transaction to not be consummated. Additional factors that may affect the future results of Blue Coat are set forth in its filings with the Securities and Exchange Commission, which are available at www.sec.gov. All forward-looking statements in this release are qualified by these cautionary statements and are made only as of the date of this release. Blue Coat is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise.

The following memorandum was sent to employees of Blue Coat Systems, Inc. on December 9, 2011:

Team Blue Coat,

I’m excited to share some great news that continues to build on the momentum we’ve created over the past couple of months. This morning, we announced that Blue Coat has entered into a definitive agreement to be acquired by an investor group led by Thoma Bravo, one of the world’s most experienced and successful private equity firms. In addition, Thoma Bravo is an experienced investor in the security technology industry.

What this means is that we’re changing Blue Coat from a publicly held company to a privately held company. We—the Board and myself, along with Gordy, Betsy, Steve and Marc—engaged in a comprehensive review of all strategic options available. After completing an extensive evaluation with our independent advisors, we determined that the agreement with Thoma Bravo provides an attractive all-cash valuation to our shareholders.

Our Board of Directors has approved the merger agreement and will recommend that it be adopted at a special shareholders meeting to be held early next year. Assuming the transaction is approved by the Blue Coat shareholders (and the other conditions to the merger are satisfied), the merger will be completed and Blue Coat will become a private company in 2012.

I’ll provide additional information during today’s All Hands meeting, but I wanted to quickly cover several key points:

•	Freedom – As a privately held company, we’ll have much more freedom to focus on long-term strategic planning without the burden of publicly reporting short-term results.

•	Focus – We will not change our focus. We’ll continue to serve the Web security, WAN optimization and carrier caching markets, and we plan on maintaining all of our current product families.

•

Stock – We have outlined what will happen to employee-owned stock and equity awards in a more detailed Q&A posted on Connect. I encourage you to read it to understand how options, RSUs and ESPP purchases will be handled.

•	Operations – We will continue to operate normally, and everyone should do their jobs as usual. This change should not disrupt the way you do business every day.

•

Thoma Bravo – Thoma Bravo has consistently put companies and their teams in a position to achieve substantial future growth. The firm focuses on creating value by partnering with company management to transform successful businesses into larger, more profitable and rapidly growing businesses through operational improvements and strategic add-on acquisitions.

I’m sure you have questions, and I encourage you to bring them to the All Hands meeting (instructions at right), where I will discuss today’s announcement in detail. If you prefer, you may also submit them in advance via the anonymous question box.

Thanks and talk with you soon,

Greg

Meeting Details

All employees are invited to participate in today’s All Hands meeting, beginning at 9 a.m. Pacific Time in Café 410 (Sunnyvale) and via AT&T conference call. To join the call, dial:

•	US - (866) 320-4707

•	International - (651) 291-3820

Enter access code 228609 when prompted. All phones will be in listen-only mode until the moderator opens up the Q&A portion of the call.

If you are unable to participate live, this call will be recorded and made available for one week. As a reminder, the call-in details, as well as all content shared during the meeting, is Blue Coat Confidential—Internal Use Only.

Information regarding the solicitation of proxies

In connection with the proposed transaction, Blue Coat will file a proxy statement and relevant documents concerning the proposed transaction with the SEC relating to the solicitation of proxies to vote at a special meeting of stockholders to be called to approve the proposed transaction. The definitive proxy statement will be mailed to the stockholders of the company in advance of the special meeting. Shareholders of Blue Coat are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about Blue Coat and the proposed transaction. Shareholders may obtain a free copy of the proxy statement and any other relevant documents filed by Blue Coat with the SEC (when available) at the SEC’s Web site at www.sec.gov. In addition, shareholders may obtain free copies of the documents filed with the SEC by Blue Coat by contacting Blue Coat Investor Relations by e-mail at jane.underwood@bluecoat.com or by phone at 408-541-3015.

Blue Coat and its directors and certain executive officers may be deemed to be participants in the solicitation of proxies from Blue Coat shareholders in respect of the proposed transaction. Information about the directors and executive officers of Blue Coat and their respective interests in Blue Coat by security holdings or otherwise is set forth in its proxy statements and Annual Reports on Form 10-K, previously filed with the SEC. Investors may obtain additional information regarding the interest of the participants by reading the proxy statement regarding the acquisition when it becomes available. Each of these documents is, or will be, available for free at the SEC’s Web site at www.sec.gov and at the Blue Coat Investor Relations Web site at: www.bluecoat.com/company/corporate-investor.

Cautionary statement regarding forward-looking statements

This document contains forward-looking statements within the meaning of that term in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding benefits of the proposed transaction, future performance, and the completion of the transaction. These statements are based on the current expectations of management of Blue Coat, involve certain risks, uncertainties, and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document. For example, among other things, conditions to the closing of the transaction may not be satisfied and the transaction may involve unexpected costs, liabilities, or delays, any of which could cause the transaction to not be consummated. Additional factors that may affect the future results of Blue Coat are set forth in its filings with the Securities and Exchange Commission, which are available at www.sec.gov. All forward-looking statements in this release are qualified by these cautionary statements and are made only as of the date of this release. Blue Coat is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise.